Exhibit 99.16
                Computational Materials and/or ABS Term Sheets

Debt to Income of IO
  Mortgage Loans
Collateral as of date:


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                                                         Aggregate Principal     % of Aggregate IO
                                       Number               Balance as of        Principal Balance
         Debt to Income Buckets        of Loans              Cut-off Date        as of Cut-off Date
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

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Total:
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                                                          -------------------

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                                             AVG                  WA             WA         WA
                                       ---------------        ---------       -------      ----
         Debt to Income Buckets        CURRENT BALANCE        GROSS CPN       COMBLTV      FICO
---------------------------------------------------------------------------------------------------

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Total:
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




---------------------------------------------------------------------------------------------------
                                                         Aggregate Principal     % of Aggregate IO
                                        Number              Balance as of        Principal Balance
                 Type of IO            of Loans              Cut-off Date        as of Cut-off Date
---------------------------------------------------------------------------------------------------
24                                        245                $61,239,780.70             40.40
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36                                        291                $68,899,272.07             45.45
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60                                         97                $21,460,701.92             14.16
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Total:                                    633               $151,599,754.69            100.00
---------------------------------------------------------------------------------------------------

Debt to Income of IO
  Mortgage Loans
Collateral as of date:


---------------------------------------------------------------------------------------------------
                                                         Aggregate Principal     % of Aggregate IO
                     Fico              Number               Balance as of        Principal Balance
                 Score Buckets        of Loans              Cut-off Date        as of Cut-off Date
---------------------------------------------------------------------------------------------------
<= 540                                     9                 $1,892,220.76               1.25
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541 - 560                                  6                 $1,510,047.00               1.00
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561 - 580                                 72                $18,746,624.52              12.37
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581 - 600                                172                $43,753,164.66              28.86
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601 - 620                                190                $44,231,815.18              29.18
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621 - 640                                167                $36,247,588.37              23.91
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641 - 660                                  5                 $1,292,149.98               0.85
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661 - 680                                  6                 $1,489,400.00               0.98
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681 - 700                                  3                 $1,554,000.00               1.03
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741 - 760                                  1                   $675,000.00               0.45
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> 760                                      2                   $207,744.22               0.14
---------------------------------------------------------------------------------------------------
Total:                                   633               $151,599,754.69             100.00
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                       AVG                   WA             WA         WA
                 ---------------         ---------       -------      ----
                 CURRENT BALANCE         GROSS CPN       COMBLTV      FICO
------------------------------------------------------------------------------
<= 540             210,246.75              8.517          94.67        525
------------------------------------------------------------------------------
541 - 560          251,674.50              7.163          87.06        554
------------------------------------------------------------------------------
561 - 580          260,369.79              7.304          76.34        572
------------------------------------------------------------------------------
581 - 600          254,378.86              7.009          85.72        590
------------------------------------------------------------------------------
601 - 620          232,799.03              6.990          89.15        610
------------------------------------------------------------------------------
621 - 640          217,051.43              6.966          93.15        630
------------------------------------------------------------------------------
641 - 660          258,430.00              7.016          82.05        651
------------------------------------------------------------------------------
661 - 680          248,233.33              7.339          87.27        670
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681 - 700          518,000.00              7.003          78.51        690
------------------------------------------------------------------------------
741 - 760          675,000.00              5.750          79.41        750
------------------------------------------------------------------------------
> 760              103,872.11              6.424          74.46        784
------------------------------------------------------------------------------
Total:             239,494.08              7.047          87.33        605
------------------------------------------------------------------------------